UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report
(Date of Earliest Event Reported):
March 22, 2017
CAMPBELL SOUP COMPANY

New Jersey	1-3822	21-0419870
State of Incorporation	Commission File Number	I.R.S. Employer Identification No.
One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices
Telephone Number: (856) 342-4800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective on March 22, 2017, the Board of Directors (the “Board”) of Campbell Soup Company (the “Company”) adopted a resolution to increase the size of the Board to 13 members and elected Fabiola Arredondo as a director. Ms. Arredondo was appointed to the Compensation and Organization Committee and the Governance Committee, effective as of the same date.

Ms. Arredondo is the founder and Managing Partner of Siempre Holdings, a private single family investment office. Ms. Arredondo is also a non-executive director of Burberry plc, and a public director at National Public Radio (NPR).

Ms. Arredondo will be paid a pro-rated Board retainer in accordance with the Company’s 2017 non-employee director compensation program, described in Exhibit 10(a) to the Company’s Quarterly Report on Form 10-Q for the quarter ended October 30, 2016, which was filed with the Securities and Exchange Commission on December 7, 2016 and is incorporated herein by reference.

No arrangement or understanding exists between Ms. Arredondo and any other person pursuant to which Ms. Arredondo was selected as a director, and there are no transactions which would require disclosure under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective March 22, 2017, the Board approved an amendment to the first sentence of Article II, Section 1 of the Company’s By-Laws as follows:

Previous Version:

“The business and property of the Corporation shall be managed and controlled by a board of twelve directors.”

As Amended:

“The business and property of the Corporation shall be managed and controlled by a board of at least twelve but not more than fourteen directors. The exact number of directors may be fixed within the limits specified above by a duly adopted resolution of the Board of Directors.”

A copy of the Company’s By-Laws, as amended and restated, is filed as Exhibit 3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events

On March 22, 2017, the Board approved a new share repurchase program authorizing the repurchase of up to $1.5 billion of the Company’s stock. This new share repurchase program (the “2017 Program”) is effective as of May 1, 2017 and does not have an expiration date. Under the 2017 Program, the Company may repurchase its stock from time to time, in amounts and at prices the Company deems appropriate, subject to market conditions and other considerations. The Company may execute the 2017 Program using open market or privately negotiated purchases. The 2017 Program may be suspended or discontinued at any time.

The 2017 Program will replace the Company’s existing $1 billion share repurchase program authorized by the Board in June, 2011.

The authorization of the 2017 Program does not change or alter the Company’s previous statements and guidance with respect to its expected level of share repurchases during fiscal 2017 or the Company’s priorities for the use of cash.

The related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” that reflect the Company’s current expectations about the impact of its future plans and performance on the Company’s business or financial results. These forward-looking statements, including the statements made regarding the 2017 Program, rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. The factors that could cause the Company’s actual results to vary materially from those anticipated or expressed in any forward-looking statement include (1) the Company’s ability to manage changes to its organizational structure and/or business processes; (2) the Company’s ability to realize projected cost savings and benefits from its efficiency programs; (3) the impact of strong competitive responses to the Company’s efforts to leverage its brand power in the market; (4) the impact of changes in consumer demand for the Company’s products and favorable perception of the Company’s brands; (5) the impact of product quality and safety issues, including recalls and product liabilities; (6) the risks associated with trade and consumer acceptance of the Company’s initiatives, including its trade and promotional programs; (7) the practices, including changes to inventory practices, and increased significance of certain of the Company’s key trade customers; (8) the impact of disruptions to the Company’s supply chain, including fluctuations in the supply or costs of energy and raw and packaging materials; (9) the impact of non-U.S. operations, including trade restrictions, public corruption and compliance with foreign laws and regulations; (10) the impact of business portfolio changes; (11) the uncertainties of litigation and regulatory actions against the Company; (12) disruption to the independent contractor distribution models used by certain of the Company’s businesses, including the results of litigation or regulatory actions that could affect their independent contractor classification; (13) the Company’s ability to protect its intellectual property rights; (14) the impact of an impairment to goodwill or other intangible assets; (15) the impact of increased liabilities and costs related to the Company’s defined benefit pension plans; (16) the impact of a material failure in or breach of the Company’s information technology systems; (17) the Company’s ability to attract and retain key talent; (18) the impact of changes in currency exchange rates, tax rates, interest rates, debt and equity markets, inflation rates, economic conditions, law, regulation and other external factors; (19) the impact of unforeseen business disruptions in one or more of the Company’s markets due to political instability, civil disobedience, terrorism, armed hostilities, natural disasters or other calamities; and (20) other factors described in the Company’s most recent Form 10-K and subsequent Securities and Exchange Commission filings. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this report.
Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

3	By-Laws of Campbell Soup Company, amended and restated effective March 22, 2017.

10	2017 Non-Employee Director Fees are incorporated by reference to Exhibit 10(a) to Campbell's Form 10-Q (SEC file number 1-3822) for the fiscal quarter ended October 30, 2016.

99.1	Release dated March 22, 2017 announcing share repurchase program.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY
(Registrant)

Date: March 22, 2017	By:	/s/ Charles A. Brawley, III
Charles A. Brawley, III
Vice President, Corporate Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit No.

3	By-Laws of Campbell Soup Company, amended and restated effective March 22, 2017.

10	2017 Non-Employee Director Fees are incorporated by reference to Exhibit 10(a) to Campbell's Form 10-Q (SEC file number 1-3822) for the fiscal quarter ended October 30, 2016.

99.1	Release dated March 22, 2017 announcing share repurchase program.